Exhibit 2.01
AMENDED AND RESTATED STOCK PURCHASE AGREEMENT
This Stock Purchase Agreement is made between AMC Wings, Inc. (hereinafter referred to as “Buyer”), T. Michael Ansley, Thomas Dwight Ansley, and Steven A. Menker (hereinafter referred to collectively as “Selling Shareholders” and individually as “Selling Shareholder”), and TMA Enterprises of Novi, Inc. (hereinafter referred to as the “Corporation”).
WHEREAS, Selling Shareholders, Buyer and Corporation entered into a Stock Purchase Agreement dated October 13, 2009, which is hereby amended and restated in its entirety;
WHEREAS, the Buyer desires to purchase all of the shares of common stock of the Corporation from Selling Shareholders at a price and upon the terms as set forth herein;
NOW THEREFORE, the parties agree as follows:
1.	Purchase of Stock: Buyer shall purchase:

40 shares of the Corporation’s stock from T. Michael Ansley ($245,347.00);

35 shares of the Corporation’s stock from Thomas Dwight Ansley ($214,678.00); and

25 shares of the Corporation’s stock from Steven A. Menker ($153,342.00).

Collectively, the “Shares” will be purchased by Buyer for a purchase price as determined by the following formula: a multiple of two (2) times the average of the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the previous three (3) fiscal years (2007, 2008 and 2009) less long term debt of the Corporation calculated on a per share basis and multiplied by the number of shares each Selling Shareholder has (“Purchase Price”), which Purchase Price shall be determined as soon as practicable after the end of the 2009 fiscal year. The Purchase Price as determined by the above referenced formula is $6,133.66 per share and $613,366.00 for the Shares. The Purchase Price shall be paid as follows:

a.	Promissory Notes in the amount of the calculated Purchase Price for each Selling Shareholder, copies of which are attached hereto as Exhibit A.
2.
Waiver of Right of First Refusal: The Corporation and Selling Shareholders hereby waive their respective rights of first refusal, if any, to the Shares being purchased. This waiver is pursuant to the Cross Purchase Agreement between the Corporation and Selling Shareholders dated March 14, 2006.

3.
Consent to Sale: Each Selling Shareholder of the Corporation hereby consents to the sale of the Shares by the other Selling Shareholders to the Buyer, pursuant to the terms and conditions set forth above.

4.
Warranty: Each Selling Shareholder warrants that he has good and marketable title to the Shares of the Corporation to be transferred, that the Shares are fully paid and nonassessable, and that the Shares are free and clear of any liens or encumbrances. Each Selling Shareholder also warrants that there is no agreement to sell, exchange, or transfer the Shares of the Corporation to any individual, partnership, corporation, or other entity, except pursuant to this Agreement. Further, each Selling Shareholder warrants that there are no existing options, warrants, calls or commitments of any character which are issued and outstanding which encumber or restrict the Shares being sold hereunder except as set forth in paragraph 2 above.

5.
Transfer of Shares: On the date of closing, the Shares which are being purchased by Buyer shall be transferred to the Buyer, by each Selling Shareholder executing a stock assignment separate from the stock certificate and delivering the stock assignment and certificate to Buyer in accordance with this Agreement.

6.	Date of Closing: The closing of the proposed transaction set forth herein shall take place on February 1, 2010, at a time and place fixed by the mutual consent of the parties hereto.
7.	Survival: The representations and warranties of all parties set forth herein will be effective on the date hereof, on the closing date, and shall survive the closing.
8.
Contingency: The parties agree that after the execution of this Agreement, they shall jointly apply for the approval of the Michigan Liquor Control Commission and all local governmental bodies for the transfer of Selling Shareholders’ interest in said liquor license to Buyer. At that time, both parties agree to take, in a diligent and expeditious manner, whatever steps shall be necessary to obtain the transfer of said liquor license from Selling Shareholders to Buyer. Buyer shall pay all fees required in connection with the transfer of said liquor license, including but not limited to inspection fees, Sunday sales fees, fees for other permits (such as, by way of example and not by way of limitation, outdoor service permits) and any other fees for any permits included in such liquor license. Selling Shareholders or Corporation shall pay all fees that may have accrued prior to the Date of Closing, including without limitation, all escrow fees and any licensing fees that accrued prior to the Date of Closing. This Agreement and all transfers contemplated by this Agreement are expressly contingent upon the approval of the transfer of said liquor license to Buyer by the Michigan Liquor Control Commission and the local unit of government (“Governmental Approvals”) in which the license will be operated. If the Governmental Approvals are not obtained on or before the February 1, 2010, the Date of Closing will be extended until such Governmental Approvals are obtained.

9.	Miscellaneous.
a.	Applicable Law. This Agreement shall be governed by the laws of the State of Michigan, excluding any conflict of laws rules.
b.	Assignment. This Agreement and the rights and duties hereunder may not be assigned by either party without the written consent of the other parties to this Agreement.

2

c.	Benefit. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties.
d.
Alteration. Except as otherwise provided for herein, this Agreement cannot be amended, altered or any of its provisions waived on behalf of either party, except in writing by a duly authorized agent of either party.

e.
Entire Agreement. This Agreement is and shall be deemed the complete and final expression of the agreement between the parties as to matters herein contained and relative thereto, and supersedes all previous agreements between the parties pertaining to such matters. It is clearly understood that no promise or representation not contained herein was an inducement to either party or was relied on by either party in entering into this Agreement.

f.
Performance. Any failure of either party to insist upon strict compliance with any provisions of this Agreement shall not constitute a waiver thereof and all provisions herein shall remain in full force and effect.

g.	Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agreement.
h.	Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which constitute one and the same.
Signature Page to Follow

3

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed hereto as of the dates written below.

BUYER:

AMC WINGS, INC.

BY:	/s/ T. Michael Ansley	Dated: February 1, 2010
T. Michael Ansley, President

SELLING SHAREHOLDERS:

/s/ T. Michael Ansley		Dated: February 1, 2010
T. Michael Ansley

/s/ Thomas D. Ansley Thomas D. Ansley		Dated: February 1, 2010

/s/ Steven A. Menker Steven A. Menker		Dated: February 1, 2010

CORPORATION:

TMA ENTERPRISES OF NOVI, INC.

BY:	/s/ T. Michael Ansley T. Michael Ansley, President	Dated: February 1, 2010

4

AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT
THIS PURCHASE AGREEMENT is made effective the 1st day of February, 2010 between T. Michael Ansley, Thomas D. Ansley, Steven A. Menker, and Jason T. Curtis (collectively, the “Selling Members” and individually, the “Seller” or “Selling Member”), AMC Wings, Inc. (the “Buyer”), and TMA Enterprises of Ferndale, LLC, a Michigan limited liability company (hereinafter referred to as “Company”).
WITNESSETH:
WHEREAS, Selling Members, Buyer and the Company entered into a Membership Purchase Agreement on October 13, 2009, which is hereby amended and restated in its entirety;
WHEREAS, Buyer desires to purchase from each Seller all of each Seller’s membership interest in the Company upon the terms and conditions set forth herein; and
NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties agree as follows:
1. Purchase of Membership Interest. The Buyer does hereby purchase from each Seller all of the membership interest in the Company owned by each Seller for a purchase price as determined by the following formula: a multiple of two (2) times the average of the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the previous three (3) fiscal years (2007, 2008 and 2009), less long term debt of the Company, multiplied by each Seller’s sharing ratios (“Purchase Price”) as determined as soon as practicable after the end of the 2009 fiscal year. The Purchase Price for the Membership Interests of the Company shall be $658,663.00, or $6,586.63 per 1% Membership Interest. The Purchase Price Per Member shall be as follows:

T. Michael Ansley (40%)	$263,465.00
Thomas D. Ansley (25%)	$164,666.00
Steven A. Menker(25%)	$164,666.00
Jason T. Curtis (10%)	$65,866.00
2. Payment of Purchase Price. The full purchase price as specified under paragraph 1 of this Agreement shall be paid to each Seller by the Buyer, in the form of a Promissory Note attached as Exhibit A.
3. Transfer of Membership Interest. On the date this Agreement is executed, each Seller shall transfer to the Buyer all right, title and interest in and to all of each Seller’s membership interest in the Company, and the Company shall show such change in ownership on the books of the Company.

1

4. Operating Agreement. With the execution of this Agreement, the Buyer agrees to become a party to the Operating Agreement dated January 20, 2006 and enter into by and between the Company and the members of the Company, a copy of which is attached hereto as Exhibit B. Further, Buyer shall execute any and all documents necessary to become a party to said Operating Agreement.
5. Warranty. Each Selling Member warrants that the Selling Member has good and marketable title to the Membership Interest to be transferred, that the Membership Interest represents all of the Selling Member’s membership interest in the Company, that the Membership Interest is fully paid and nonassessable, and that the Membership Interest is free and clear of any liens or encumbrances. Each Selling Member also warrants that there is no agreement to sell, exchange, or transfer the Membership Interest to any individual, partnership, corporation, limited liability company, or other entity, except pursuant to this Agreement. Further, each Selling Member warrants that each Selling Member has no other options, warranties, calls or rights of any character to purchase or acquire any membership interest in the Company and there are no existing options, warrants, calls or commitments of any character which are issued and outstanding which encumber or restrict the Membership Interest being sold pursuant to this Agreement. The Selling Members warrant that there are no other members in the Company and the sale of the Selling Members’ membership interests in the Company to Buyer represents one hundred percent (100%) of the membership interests in the Company.
6. Contingency. The parties agree that after the execution of this Agreement, they shall jointly apply for the approval of the Michigan Liquor Control Commission and all local governmental bodies for the transfer of Selling Members’ interest in said liquor license to Buyer. At that time, both parties agree to take, in a diligent and expeditious manner, whatever steps shall be necessary to obtain the transfer of said liquor license from Selling Members to Buyer. Buyer shall pay all fees required in connection with the transfer of said liquor license, including but not limited to inspection fees, Sunday sales fees, fees for other permits (such as, by way of example and not by way of limitation, outdoor service permits) and any other fees for any permits included in such liquor license. Selling Members or Company shall pay all fees that may have accrued prior to the Date of Closing, including without limitation, all escrow fees and any licensing fees that accrued prior to the Date of Closing. This Agreement and all transfers contemplated by this Agreement are expressly contingent upon the approval of the transfer of said liquor license to Buyer by the Michigan Liquor Control Commission and the local unit of government (“Governmental Approvals”) in which the license will be operated. If the Governmental Approvals are not obtained on or before the February 1, 2010, the Date of Closing will be extended until such Governmental Approvals are obtained.

2

7. Miscellaneous.
(a) Applicable Law. This Agreement shall be governed by the laws of the State of Michigan, excluding any conflict of laws rules.
(b) Assignment. This Agreement and the rights and duties hereunder may not be assigned by either party without the written consent of the other party which shall not be unreasonably withheld.
(c) Benefit. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties.
(d) Alteration. Except as otherwise provided for herein, this Agreement cannot be amended, altered or any of its provisions waived on behalf of either party, except in writing by a duly authorized agent of either party.
(e) Entire Agreement. This Agreement is and shall be deemed the complete and final expression of the agreement between the parties as to matters herein contained and relative thereto, and supersedes all previous agreements between the parties pertaining to such matters. It is clearly understood that no promise or representation not contained herein was an inducement to either party or was relied on by either party in entering into this Agreement.
(f) Performance. Any failure of either party to insist upon strict compliance with any provisions of this Agreement shall not constitute a waiver thereof and all provisions herein shall remain in full force and effect.
(g) Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agreement.
(h) Date of Closing. The Date of Closing shall be February 1, 2010, provided that all Contingencies have been satisfied at a time and place as mutually agreed by the parties.
(i) Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which constitute one and the same.
Signature Page to Follow

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed hereto as of the dates written below.

SELLING MEMBERS:

Dated: February 1, 2010		/s/ T. Michael Ansley

T. Michael Ansley

Dated: February 1, 2010		/s/ Thomas D. Ansley

Thomas D. Ansley

Dated: February 1, 2010		/s/ Steven A. Menker

Steven A. Menker

Dated: February 1, 2010		/s/ Jason T. Curtis

Jason T. Curtis

BUYER:

AMC WINGS, INC.

Dated: February 1, 2010	By:	/s/ T. Michael Ansley

T. Michael Ansley, President

COMPANY:

TMA ENTERPRISES OF FERNDALE, LLC

Dated: February 1, 2010	By:	/s/ T. Michael Ansley

T. Michael Ansley, Manager

4

STOCK PURCHASE AGREEMENT
This Stock Purchase Agreement is made between AMC Wings, Inc. (hereinafter referred to as “Buyer”), T. Michael Ansley, Thomas D. Ansley, Mark C. Ansley, Steven A. Menker and Jason T. Curtis (hereinafter referred to collectively as “Selling Shareholders” and individually as “Selling Shareholder”), and MCA Enterprises Brandon, Inc. (hereinafter referred to as the “Corporation”).
WHEREAS, Selling Shareholders, Buyer and Corporation entered into a Stock Purchase Agreement dated October 13, 2009, which is hereby amended and restated in its entirety;
WHEREAS, the Buyer desires to purchase all of the shares of common stock of the Corporation from Selling Shareholders at a price and upon the terms as set forth herein;
NOW THEREFORE, the parties agree as follows:
1.	Purchase of Stock: Buyer shall purchase :

30 shares of the Corporation’s stock from T. Michael Ansley ($29,408.00);

25 shares of the Corporation’s stock from Thomas D. Ansley ($24,506.00);

25 shares of the Corporation’s stock from Mark C. Ansley ($24,506.00);

10 shares of the Corporation’s stock from Steven A. Menker ($9,803.00); and

10 shares of the Corporation’s stock from Jason T. Curtis (9,803.00).

Collectively, the “Shares” will be purchased by Buyer for a purchase price as determined by the following formula: a multiple of two (2) times the average of the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the previous three (3) fiscal years (2007, 2008 and 2009) less long term debt of the Corporation calculated on a per share basis and multiplied by the number of shares each Selling Shareholder has (“Purchase Price”), which Purchase Price shall be determined as soon as practicable after the end of the 2009 fiscal year. The Purchase Price as determined by the above referenced formula is $980.25 per share and $98025.00 for the Shares. The Purchase Price shall be paid as follows:

a.	Promissory Note in the amount of the calculated Purchase Price for each Selling Shareholder, a copy of which is attached hereto as Exhibit A.
2.
Waiver of Right of First Refusal: The Corporation and Selling Shareholders hereby waive their respective rights of first refusal, if any, to the Shares being purchased. This waiver is pursuant to the Cross Purchase Agreement between the Corporation and Selling Shareholders dated March 14, 2006.

3.
Consent to Sale: Each Selling Shareholder of the Corporation hereby consents to the sale of the Shares by the other Selling Shareholders to the Buyer, pursuant to the terms and conditions set forth above.

1

4.
Warranty: Each Selling Shareholder warrants that he has good and marketable title to the Shares of the Corporation to be transferred, that the Shares are fully paid and nonassessable, and that the Shares are free and clear of any liens or encumbrances. Each Selling Shareholder also warrants that there is no agreement to sell, exchange, or transfer the Shares of the Corporation to any individual, partnership, corporation, or other entity, except pursuant to this Agreement. Further, each Selling Shareholder warrants that there are no existing options, warrants, calls or commitments of any character which are issued and outstanding which encumber or restrict the Shares being sold hereunder except as set forth in paragraph 2 above.

5.
Transfer of Shares: On the date of closing, the Shares which are being purchased by Buyer shall be transferred to the Buyer, by each Selling Shareholder executing a stock assignment separate from the stock certificate and delivering the stock assignment and certificate to Buyer in accordance with this Agreement.

6.	Date of Closing: The closing of the proposed transaction set forth herein shall take place on February 1, 2010, at a time and place fixed by the mutual consent of the parties hereto.
7.	Survival: The representations and warranties of all parties set forth herein will be effective on the date hereof, on the closing date, and shall survive the closing.
8.
Contingency: The parties agree that after the execution of this Agreement, they shall jointly apply for the approval of the state liquor commission and all local governmental bodies, if necessary, for the transfer of Selling Shareholders’ interest in said liquor license to Buyer. At that time, both parties agree to take, in a diligent and expeditious manner, whatever steps shall be necessary to obtain the transfer of said liquor license from Selling Shareholders to Buyer. Buyer shall pay all fees required in connection with the transfer of said liquor license, including but not limited to inspection fees, Sunday sales fees, fees for other permits (such as, by way of example and not by way of limitation, outdoor service permits) and any other fees for any permits included in such liquor license. Selling Shareholders or Corporation shall pay all fees that may have accrued prior to the Date of Closing, including without limitation, all escrow fees and any licensing fees that accrued prior to the Date of Closing. This Agreement and all transfers contemplated by this Agreement are expressly contingent upon the approval of the transfer of said liquor license to Buyer by the state liquor commission and the local unit of government, if any, (“Governmental Approvals”) in which the license will be operated. If the Governmental Approvals are not obtained on or before the December 31, 2009, the Date of Closing will be extended until such Governmental Approvals are obtained.

2

9.	Miscellaneous.
a.	Applicable Law. This Agreement shall be governed by the laws of the State of Michigan, excluding any conflict of laws rules.
b.	Assignment. This Agreement and the rights and duties hereunder may not be assigned by either party without the written consent of the other parties to this Agreement.
c.	Benefit. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties.
d.
Alteration. Except as otherwise provided for herein, this Agreement cannot be amended, altered or any of its provisions waived on behalf of either party, except in writing by a duly authorized agent of either party.

e.
Entire Agreement. This Agreement is and shall be deemed the complete and final expression of the agreement between the parties as to matters herein contained and relative thereto, and supersedes all previous agreements between the parties pertaining to such matters. It is clearly understood that no promise or representation not contained herein was an inducement to either party or was relied on by either party in entering into this Agreement.

f.
Performance. Any failure of either party to insist upon strict compliance with any provisions of this Agreement shall not constitute a waiver thereof and all provisions herein shall remain in full force and effect.

g.	Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agreement.
h.
Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed shall be an original, but all of which together shall constitute one (1) and the same instrument.

Signature Page to Follow

3

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed hereto as of the dates written below.

BUYER: AMC WINGS, INC.

BY:	/s/ T. Michael Ansley T. Michael Ansley, President	Dated: February 1, 2010

SELLING SHAREHOLDERS:

/s/ T. Michael Ansley T. Michael Ansley		Dated: February 1, 2010

/s/ Thomas D. Ansley Thomas D. Ansley		Dated: February 1, 2010

/s/ Mark C. Ansley Mark C. Ansley		Dated: February 1, 2010

/s/ Steven A. Menker Steven A. Menker		Dated: February 1, 2010

/s/ Jason T. Curtis Jason T. Curtis		Dated: February 1, 2010

CORPORATION:

MCA ENTERPRISES BRANDON, INC.

BY:	/s/ T. Michael Ansley T. Michael Ansley, President	Dated: February 1, 2010

4

AMENDED AND RESTATED STOCK PURCHASE AGREEMENT
This Stock Purchase Agreement is made between AMC Wings, Inc. (hereinafter referred to as “Buyer”), T. Michael Ansley, Thomas Dwight Ansley, and Steven A. Menker (hereinafter referred to collectively as “Selling Shareholders” and individually as “Selling Shareholder”), and Flyer Enterprises, Inc. (hereinafter referred to as the “Corporation”).
WHEREAS, Selling Shareholders, Buyer and Corporation entered into a Stock Purchase Agreement dated October 13, 2009, which is hereby amended and restated in its entirety;
WHEREAS, the Buyer desires to purchase all of the shares of common stock of the Corporation from Selling Shareholders at a price and upon the terms as set forth herein;
NOW THEREFORE, the parties agree as follows:
1.	Purchase of Stock: Buyer shall purchase:

1,500 shares of the Corporation’s stock from T. Michael Ansley ($135,292.00);

3,000 shares of the Corporation’s stock from Thomas Dwight Ansley ($270,584.00); and

1,500 shares of the Corporation’s stock from Steven A. Menker ($135,292.00).

Collectively, the “Shares” will be purchased by Buyer for a purchase price as determined by the following formula: a multiple of two (2) times the average of the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the previous three (3) fiscal years (2007, 2008 and 2009) less long term debt of the Corporation calculated on a per share basis and multiplied by the number of shares each Selling Shareholder has (“Purchase Price”), which Purchase Price shall be determined as soon as practicable after the end of the 2009 fiscal year. The Purchase Price as determined by the above reference formula is $90.1945 per share or a total Purchase Price for the Shares of $541,167.00. The Purchase Price shall be paid as follows:

a.	Promissory Notes in the amount of the calculated Purchase Price for each Selling Shareholder, copies of which are attached hereto as Exhibit A.
2.
Waiver of Right of First Refusal: The Corporation and Selling Shareholders hereby waive their respective rights of first refusal, if any, to the Shares being purchased. This waiver is pursuant to the Cross Purchase Agreement between the Corporation and Selling Shareholders dated March 14, 2006.

3.
Consent to Sale: Each Selling Shareholder of the Corporation hereby consents to the sale of the Shares by the other Selling Shareholders to the Buyer, pursuant to the terms and conditions set forth above.

4.
Warranty: Each Selling Shareholder warrants that he has good and marketable title to the Shares of the Corporation to be transferred, that the Shares are fully paid and nonassessable, and that the Shares are free and clear of any liens or encumbrances. Each Selling Shareholder also warrants that there is no agreement to sell, exchange, or transfer the Shares of the Corporation to any individual, partnership, corporation, or other entity, except pursuant to this Agreement. Further, each Selling Shareholder warrants that there are no existing options, warrants, calls or commitments of any character which are issued and outstanding which encumber or restrict the Shares being sold hereunder except as set forth in paragraph 2 above.

1

5.
Transfer of Shares: On the date of closing, the Shares which are being purchased by Buyer shall be transferred to the Buyer, by each Selling Shareholder executing a stock assignment separate from the stock certificate and delivering the stock assignment and certificate to Buyer in accordance with this Agreement.

6.	Date of Closing: The closing of the proposed transaction set forth herein shall take place on February 1, 2010, at a time and place fixed by the mutual consent of the parties hereto.
7.	Survival: The representations and warranties of all parties set forth herein will be effective on the date hereof, on the closing date, and shall survive the closing.
8.
Contingency: The parties agree that after the execution of this Agreement, they shall jointly apply for the approval of the Michigan Liquor Control Commission and all local governmental bodies for the transfer of Selling Shareholders’ interest in said liquor license to Buyer. At that time, both parties agree to take, in a diligent and expeditious manner, whatever steps shall be necessary to obtain the transfer of said liquor license from Selling Shareholders to Buyer. Buyer shall pay all fees required in connection with the transfer of said liquor license, including but not limited to inspection fees, Sunday sales fees, fees for other permits (such as, by way of example and not by way of limitation, outdoor service permits) and any other fees for any permits included in such liquor license. Selling Shareholders or Corporation shall pay all fees that may have accrued prior to the Date of Closing, including without limitation, all escrow fees and any licensing fees that accrued prior to the Date of Closing. This Agreement and all transfers contemplated by this Agreement are expressly contingent upon the approval of the transfer of said liquor license to Buyer by the Michigan Liquor Control Commission and the local unit of government (“Governmental Approvals”) in which the license will be operated. If the Governmental Approvals are not obtained on or before the February 1, 2010, the Date of Closing will be extended until such Governmental Approvals are obtained.

2

9.	Miscellaneous.
a.	Applicable Law. This Agreement shall be governed by the laws of the State of Michigan, excluding any conflict of laws rules.
b.	Assignment. This Agreement and the rights and duties hereunder may not be assigned by either party without the written consent of the other parties to this Agreement.
c.	Benefit. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties.
d.
Alteration. Except as otherwise provided for herein, this Agreement cannot be amended, altered or any of its provisions waived on behalf of either party, except in writing by a duly authorized agent of either party.

e.
Entire Agreement. This Agreement is and shall be deemed the complete and final expression of the agreement between the parties as to matters herein contained and relative thereto, and supersedes all previous agreements between the parties pertaining to such matters. It is clearly understood that no promise or representation not contained herein was an inducement to either party or was relied on by either party in entering into this Agreement.

f.
Performance. Any failure of either party to insist upon strict compliance with any provisions of this Agreement shall not constitute a waiver thereof and all provisions herein shall remain in full force and effect.

g.	Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agreement.
h.	Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which constitute one and the same.
Signature Page to Follow

3

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed hereto as of the dates written below.

BUYER:

AMC WINGS, INC.

BY:	/s/ T. Michael Ansley T. Michael Ansley, President	Dated: February 1, 2010

SELLING SHAREHOLDERS:

/s/ T. Michael Ansley		Dated: February 1, 2010
T. Michael Ansley

/s/ Thomas D. Ansley Thomas D. Ansley		Dated: February 1, 2010

/s/ Steven A. Menker Steven A. Menker		Dated: February 1, 2010

CORPORATION:

FLYER ENTERPRISES, INC.

BY:	/s/ T. Michael Ansley T. Michael Ansley, President	Dated: February 1, 2010

4

MEMBERSHIP INTEREST PURCHASE AGREEMENT
THIS PURCHASE AGREEMENT is made effective the 1st day of February, 2010 between T. Michael Ansley, Thomas D. Ansley, Mark C. Ansley, Steven A. Menker, and Jason T. Curtis (collectively, the “Selling Members” and individually, the “Seller” or “Selling Member”), AMC Wings, Inc. (the “Buyer”), and Buckeye Group, LLC, a Michigan limited liability company (hereinafter referred to as “Company”).
WITNESSETH:
WHEREAS, Selling Members, Buyer and the Company entered into a Membership Purchase Agreement on October 13, 2009, which is hereby amended and restated in its entirety;
WHEREAS, Buyer desires to purchase from each Seller all of each Seller’s membership interest in the Company upon the terms and conditions set forth herein; and
NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties agree as follows:
1. Purchase of Membership Interest. The Buyer does hereby purchase from each Seller all of the membership interest in the Company owned by each Seller for a purchase price of $1.00 per percent ownership of membership interest.
2. Payment of Purchase Price. The full purchase price as specified under paragraph 1 of this Agreement shall be paid to each Seller by the Buyer, in cash at closing.

T. Michael Ansley	$30.00
Thomas D. Ansley	$25.00
Mark C. Ansley	$25.00
Jason T. Curtis	$10.00
Steven A. Menker	$10.00
3. Transfer of Membership Interest. On the date this Agreement is executed, each Seller shall transfer to the Buyer all right, title and interest in and to all of each Seller’s membership interest in the Company, and the Company shall show such change in ownership on the books of the Company.
4. Operating Agreement. With the execution of this Agreement, the Buyer agrees to become a party to the First Amended and Restated Operating Agreement dated August 11, 2005 and enter into by and between the Company and the members of the Company, a copy of which is attached hereto as Exhibit B. Further, Buyer shall execute any and all documents necessary to become a party to said Operating Agreement.

1

5. Warranty: Each Selling Member warrants that the Selling Member has good and marketable title to the Membership Interest to be transferred, that the Membership Interest represents all of the Selling Member=s membership interest in the Company, that the Membership Interest is fully paid and nonassessable, and that the Membership Interest is free and clear of any liens or encumbrances. Each Selling Member also warrants that there is no agreement to sell, exchange, or transfer the Membership Interest to any individual, partnership, corporation, limited liability company, or other entity, except pursuant to this Agreement. Further, each Selling Member warrants that each Selling Member has no other options, warranties, calls or rights of any character to purchase or acquire any membership interest in the Company and there are no existing options, warrants, calls or commitments of any character which are issued and outstanding which encumber or restrict the Membership Interest being sold pursuant to this Agreement. The Selling Members warrant that there are no other members in the Company and the sale of the Selling Members’ membership interests in the Company to Buyer represents one hundred percent (100%) of the membership interests in the Company.
6. Contingency. The parties agree that after the execution of this Agreement, they shall jointly apply for the approval of the state and all local governmental bodies for the transfer of Selling Members’ interest in said liquor license to Buyer, if necessary. At that time, both parties agree to take, in a diligent and expeditious manner, whatever steps shall be necessary to obtain the transfer of said liquor license from Selling Members to Buyer. Buyer shall pay all fees required in connection with the transfer of said liquor license, including but not limited to inspection fees, Sunday sales fees, fees for other permits (such as, by way of example and not by way of limitation, outdoor service permits) and any other fees for any permits included in such liquor license. Selling Members or Company shall pay all fees that may have accrued prior to the Date of Closing, including without limitation, all escrow fees and any licensing fees that accrued prior to the Date of Closing. This Agreement and all transfers contemplated by this Agreement are expressly contingent upon the approval of the transfer of said liquor license to Buyer by the state and the local unit of government (“Governmental Approvals”) in which the license will be operated. If the Governmental Approvals are not obtained on or before the February 1, 2010, the Date of Closing will be extended until such Governmental Approvals are obtained.

2

7. Miscellaneous.
(a) Applicable Law. This Agreement shall be governed by the laws of the State of Michigan, excluding any conflict of laws rules.
(b) Assignment. This Agreement and the rights and duties hereunder may not be assigned by either party without the written consent of the other party which shall not be unreasonably withheld.
(c) Benefit. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties.
(d) Alteration. Except as otherwise provided for herein, this Agreement cannot be amended, altered or any of its provisions waived on behalf of either party, except in writing by a duly authorized agent of either party.
(e) Entire Agreement. This Agreement is and shall be deemed the complete and final expression of the agreement between the parties as to matters herein contained and relative thereto, and supersedes all previous agreements between the parties pertaining to such matters. It is clearly understood that no promise or representation not contained herein was an inducement to either party or was relied on by either party in entering into this Agreement.
(f) Performance. Any failure of either party to insist upon strict compliance with any provisions of this Agreement shall not constitute a waiver thereof and all provisions herein shall remain in full force and effect.
(g) Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agreement.
(h) Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed shall be an original, but all of which together shall constitute one (1) and the same instrument.
Signature Page to Follow

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed hereto as of the dates written below.

SELLING MEMBERS:
Dated: February 1, 2010		/s/ T. Michael Ansley
T. Michael Ansley

Dated: February 1, 2010		/s/ Thomas D. Ansley
Thomas D. Ansley

Dated: February 1, 2010		/s/ Mark C. Ansley
Mark C. Ansley

Dated: February 1, 2010		/s/ Steven A. Menker
Steven A. Menker

Dated: February 1, 2010		/s/ Jason T. Curtis
Jason T. Curtis

BUYER: AMC WINGS, INC.
Dated: February 1, 2010	By:	/s/ T. Michael Ansley
T. Michael Ansley, President

COMPANY: BUCKEYE GROUP, LLC
Dated: February 1, 2010	By:	/s/ T. Michael Ansley
T. Michael Ansley, Manager

4

MEMBERSHIP INTEREST PURCHASE AGREEMENT
THIS PURCHASE AGREEMENT is made effective the 1st day of February, 2010 between T. Michael Ansley, Thomas D. Ansley, Mark C. Ansley, Steven A. Menker, and Jason T. Curtis (collectively, the “Selling Members” and individually, the “Seller” or “Selling Member”), AMC Wings, Inc. (the “Buyer”), and Buckeye Group II, LLC, a Michigan limited liability company (hereinafter referred to as “Company”).
WITNESSETH:
WHEREAS, Selling Members, Buyer and the Company entered into a Membership Purchase Agreement on October 13, 2009, which is hereby amended and restated in its entirety;
WHEREAS, Buyer desires to purchase from each Seller all of each Seller’s membership interest in the Company upon the terms and conditions set forth herein; and
NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties agree as follows:
1. Purchase of Membership Interest. The Buyer does hereby purchase from each Seller all of the membership interest in the Company owned by each Seller for a purchase price of $1.00 per percent ownership of membership interest.
2. Payment of Purchase Price. The full purchase price as specified under paragraph 1 of this Agreement shall be paid to each Seller by the Buyer, in cash at closing.

T. Michael Ansley	$30.00
Thomas D. Ansley	$25.00
Mark C. Ansley	$25.00
Jason T. Curtis	$10.00
Steven A. Menker	$10.00
3. Transfer of Membership Interest. On the date this Agreement is executed, each Seller shall transfer to the Buyer all right, title and interest in and to all of each Seller’s membership interest in the Company, and the Company shall show such change in ownership on the books of the Company.
4. Operating Agreement. With the execution of this Agreement, the Buyer agrees to become a party to the First Amended and Restated Operating Agreement dated August 11, 2005 and enter into by and between the Company and the members of the Company, a copy of which is attached hereto as Exhibit B. Further, Buyer shall execute any and all documents necessary to become a party to said Operating Agreement.

1

5. Warranty: Each Selling Member warrants that the Selling Member has good and marketable title to the Membership Interest to be transferred, that the Membership Interest represents all of the Selling Member=s membership interest in the Company, that the Membership Interest is fully paid and nonassessable, and that the Membership Interest is free and clear of any liens or encumbrances. Each Selling Member also warrants that there is no agreement to sell, exchange, or transfer the Membership Interest to any individual, partnership, corporation, limited liability company, or other entity, except pursuant to this Agreement. Further, each Selling Member warrants that each Selling Member has no other options, warranties, calls or rights of any character to purchase or acquire any membership interest in the Company and there are no existing options, warrants, calls or commitments of any character which are issued and outstanding which encumber or restrict the Membership Interest being sold pursuant to this Agreement. The Selling Members warrant that there are no other members in the Company and the sale of the Selling Members’ membership interests in the Company to Buyer represents one hundred percent (100%) of the membership interests in the Company.
6. Contingency. The parties agree that after the execution of this Agreement, they shall jointly apply for the approval of the state and all local governmental bodies for the transfer of Selling Members’ interest in said liquor license to Buyer, if necessary. At that time, both parties agree to take, in a diligent and expeditious manner, whatever steps shall be necessary to obtain the transfer of said liquor license from Selling Members to Buyer. Buyer shall pay all fees required in connection with the transfer of said liquor license, including but not limited to inspection fees, Sunday sales fees, fees for other permits (such as, by way of example and not by way of limitation, outdoor service permits) and any other fees for any permits included in such liquor license. Selling Members or Company shall pay all fees that may have accrued prior to the Date of Closing, including without limitation, all escrow fees and any licensing fees that accrued prior to the Date of Closing. This Agreement and all transfers contemplated by this Agreement are expressly contingent upon the approval of the transfer of said liquor license to Buyer by the state and the local unit of government (“Governmental Approvals”) in which the license will be operated. If the Governmental Approvals are not obtained on or before the February 1, 2010, the Date of Closing will be extended until such Governmental Approvals are obtained.

2

7. Miscellaneous.
(a) Applicable Law. This Agreement shall be governed by the laws of the State of Michigan, excluding any conflict of laws rules.
(b) Assignment. This Agreement and the rights and duties hereunder may not be assigned by either party without the written consent of the other party which shall not be unreasonably withheld.
(c) Benefit. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties.
(d) Alteration. Except as otherwise provided for herein, this Agreement cannot be amended, altered or any of its provisions waived on behalf of either party, except in writing by a duly authorized agent of either party.
(e) Entire Agreement. This Agreement is and shall be deemed the complete and final expression of the agreement between the parties as to matters herein contained and relative thereto, and supersedes all previous agreements between the parties pertaining to such matters. It is clearly understood that no promise or representation not contained herein was an inducement to either party or was relied on by either party in entering into this Agreement.
(f) Performance. Any failure of either party to insist upon strict compliance with any provisions of this Agreement shall not constitute a waiver thereof and all provisions herein shall remain in full force and effect.
(g) Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agreement.
(h) Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed shall be an original, but all of which together shall constitute one (1) and the same instrument.
Signature Page to Follow

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed hereto as of the dates written below.

SELLING MEMBERS:
Dated: February 1, 2010		/s/ T. Michael Ansley
T. Michael Ansley

Dated: February 1,2010		/s/ Thomas D. Ansley
Thomas D. Ansley

Dated: February 1, 2010		/s/ Mark C. Ansley
Mark C. Ansley

Dated: February 1, 2010		/s/ Steven A. Menker
Steven A. Menker

Dated: February 1, 2010		/s/ Jason T. Curtis
Jason T. Curtis

BUYER: AMC WINGS, INC.
Dated: February 1, 2010	By:	/s/ T. Michael Ansley
T. Michael Ansley, President

COMPANY: BUCKEYE GROUP II, LLC
Dated: February 1, 2010	By:	/s/ T. Michael Ansley
T. Michael Ansley, Manager

4

AMENDED AND RESTATED STOCK PURCHASE AGREEMENT
This Stock Purchase Agreement is made between AMC Wings, Inc. (hereinafter referred to as “Buyer”), T. Michael Ansley, Jason T. Curtis, and Steven A. Menker (hereinafter referred to collectively as “Selling Shareholders” and individually as “Selling Shareholder”), and Bearcat Enterprises, Inc. (hereinafter referred to as the “Corporation”).
WHEREAS, Selling Shareholders, Buyer and Corporation entered into a Stock Purchase Agreement dated October 13, 2009, which is hereby amended and restated in its entirety;
WHEREAS, the Buyer desires to purchase all of the shares of common stock of the Corporation from Selling Shareholders at a price and upon the terms as set forth herein;
NOW THEREFORE, the parties agree as follows:
1.	Purchase of Stock: Buyer shall purchase:
55 shares of the Corporation’s stock from T. Michael Ansley ($209,650.00);
20 shares of the Corporation’s stock from Jason T. Curtis ($76,236.00); and
25 shares of the Corporation’s stock from Steven A. Menker ($95,296.00).
Collectively, the “Shares” will be purchased by Buyer for a purchase price as determined by the following formula: a multiple of two (2) times the average of the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the previous three (3) fiscal years (2007, 2008 and 2009) less long term debt of the Corporation calculated on a per share basis and multiplied by the number of shares each Selling Shareholder has (“Purchase Price”), which Purchase Price shall be determined as soon as practicable after the end of the 2009 fiscal year. The Purchase Price as determined by the above referenced formula is $3,811.82 per share and $381,182.00 for the Shares. The Purchase Price shall be paid as follows:
a.	Promissory Notes in the amount of the calculated Purchase Price for each Selling Shareholder, copies of which are attached hereto as Exhibit A.
2.
Waiver of Right of First Refusal: The Corporation and Selling Shareholders hereby waive their respective rights of first refusal, if any, to the Shares being purchased. This waiver is pursuant to the Cross Purchase Agreement between the Corporation and Selling Shareholders dated March 14, 2006.

3.
Consent to Sale: Each Selling Shareholder of the Corporation hereby consents to the sale of the Shares by the other Selling Shareholders to the Buyer, pursuant to the terms and conditions set forth above.

1

4.
Warranty: Each Selling Shareholder warrants that he has good and marketable title to the Shares of the Corporation to be transferred, that the Shares are fully paid and nonassessable, and that the Shares are free and clear of any liens or encumbrances. Each Selling Shareholder also warrants that there is no agreement to sell, exchange, or transfer the Shares of the Corporation to any individual, partnership, corporation, or other entity, except pursuant to this Agreement. Further, each Selling Shareholder warrants that there are no existing options, warrants, calls or commitments of any character which are issued and outstanding which encumber or restrict the Shares being sold hereunder except as set forth in paragraph 2 above.

5.
Transfer of Shares: On the date of closing, the Shares which are being purchased by Buyer shall be transferred to the Buyer, by each Selling Shareholder executing a stock assignment separate from the stock certificate and delivering the stock assignment and certificate to Buyer in accordance with this Agreement.

6.	Date of Closing: The closing of the proposed transaction set forth herein shall take place on February 1, 2010, at a time and place fixed by the mutual consent of the parties hereto.
7.	Survival: The representations and warranties of all parties set forth herein will be effective on the date hereof, on the closing date, and shall survive the closing.
8.
Contingency: The parties agree that after the execution of this Agreement, they shall jointly apply for the approval of the Michigan Liquor Control Commission and all local governmental bodies for the transfer of Selling Shareholders’ interest in said liquor license to Buyer. At that time, both parties agree to take, in a diligent and expeditious manner, whatever steps shall be necessary to obtain the transfer of said liquor license from Selling Shareholders to Buyer. Buyer shall pay all fees required in connection with the transfer of said liquor license, including but not limited to inspection fees, Sunday sales fees, fees for other permits (such as, by way of example and not by way of limitation, outdoor service permits) and any other fees for any permits included in such liquor license. Selling Shareholders or Corporation shall pay all fees that may have accrued prior to the Date of Closing, including without limitation, all escrow fees and any licensing fees that accrued prior to the Date of Closing. This Agreement and all transfers contemplated by this Agreement are expressly contingent upon the approval of the transfer of said liquor license to Buyer by the Michigan Liquor Control Commission and the local unit of government (“Governmental Approvals”) in which the license will be operated. If the Governmental Approvals are not obtained on or before the February 1, 2010, the Date of Closing will be extended until such Governmental Approvals are obtained.

9.	Miscellaneous.
a.	Applicable Law. This Agreement shall be governed by the laws of the State of Michigan, excluding any conflict of laws rules.
b.	Assignment. This Agreement and the rights and duties hereunder may not be assigned by either party without the written consent of the other parties to this Agreement.

2

c.	Benefit. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties.
d.
Alteration. Except as otherwise provided for herein, this Agreement cannot be amended, altered or any of its provisions waived on behalf of either party, except in writing by a duly authorized agent of either party.

e.
Entire Agreement. This Agreement is and shall be deemed the complete and final expression of the agreement between the parties as to matters herein contained and relative thereto, and supersedes all previous agreements between the parties pertaining to such matters. It is clearly understood that no promise or representation not contained herein was an inducement to either party or was relied on by either party in entering into this Agreement.

f.
Performance. Any failure of either party to insist upon strict compliance with any provisions of this Agreement shall not constitute a waiver thereof and all provisions herein shall remain in full force and effect.

g.	Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agreement.
h.	Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which constitute one and the same.
Signature Page to Follow

3

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed hereto as of the dates written below.

BUYER:

AMC WINGS, INC.

BY:	/s/ T. Michael Ansley T. Michael Ansley, President	Dated: February 1, 2010

SELLING SHAREHOLDERS:

BY:	/s/ T. Michael Ansley	Dated: February 1, 2010

T. Michael Ansley

BY:	/s/ Jason T. Curtis	Dated: February 1, 2010

Jason T. Curtis

BY:	/s/ Steven A. Menker	Dated: February 1, 2010

Steven A. Menker

CORPORATION:

BEARCAT ENTERPRISES, INC.

BY:	/s/ T. Michael Ansley	Dated: February 1, 2010

T. Michael Ansley, President

4

AMENDED AND RESTATED STOCK PURCHASE AGREEMENT
This Stock Purchase Agreement is made between AMC Wings, Inc. (hereinafter referred to as “Buyer”), T. Michael Ansley, Thomas Dwight Ansley, and Steven A. Menker (hereinafter referred to collectively as “Selling Shareholders” and individually as “Selling Shareholder”), and Anker, Inc. (hereinafter referred to as the “Corporation”).
WHEREAS, Selling Shareholders, Buyer and Corporation entered into a Stock Purchase Agreement dated October 13, 2009, which is hereby amended and restated in its entirety;
WHEREAS, the Buyer desires to purchase all of the shares of common stock of the Corporation from Selling Shareholders at a price and upon the terms as set forth herein;
NOW THEREFORE, the parties agree as follows:
1.	Purchase of Stock: Buyer shall purchase:
50 shares of the Corporation’s stock from T. Michael Ansley ($146,481.00);
25 shares of the Corporation’s stock from Thomas Dwight Ansley ($73,240.00); and
25 shares of the Corporation’s stock from Steven A. Menker ($73,240.00).
Collectively, the “Shares” will be purchased by Buyer for a Purchase Price as determined by the following formula: a multiple of two (2) times the average of the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the previous three (3) fiscal years (2007, 2008 and 2009) less long term debt of the Corporation calculated on a per share basis and multiplied by the number of shares each Selling Shareholder has (“Purchase Price”), which Purchase Price shall be determined as soon as practicable after the end of the 2009 fiscal year. The Purchase Price as determined by the above-referenced formula is $2,929.61 per share or a total Purchase Price for the Shares of $292,961.00. The Purchase Price shall be paid as follows:
a.	Promissory Notes in the amount of the calculated Purchase Price for each Selling Shareholder, copies of which are attached hereto as Exhibit A.
2.
Waiver of Right of First Refusal: The Corporation and Selling Shareholders hereby waive their respective rights of first refusal, if any, to the Shares being purchased. This waiver is pursuant to the Cross Purchase Agreement between the Corporation and Selling Shareholders dated March 14, 2006.

3.
Consent to Sale: Each Selling Shareholder of the Corporation hereby consents to the sale of the Shares by the other Selling Shareholders to the Buyer, pursuant to the terms and conditions set forth above.

4.
Warranty: Each Selling Shareholder warrants that he has good and marketable title to the Shares of the Corporation to be transferred, that the Shares are fully paid and nonassessable, and that the Shares are free and clear of any liens or encumbrances. Each Selling Shareholder also warrants that there is no agreement to sell, exchange, or transfer the Shares of the Corporation to any individual, partnership, corporation, or other entity, except pursuant to this Agreement. Further, each Selling Shareholder warrants that there are no existing options, warrants, calls or commitments of any character which are issued and outstanding which encumber or restrict the Shares being sold hereunder except as set forth in paragraph 2 above.

5.
Transfer of Shares: On the date of closing, the Shares which are being purchased by Buyer shall be transferred to the Buyer, by each Selling Shareholder executing a stock assignment separate from the stock certificate and delivering the stock assignment and certificate to Buyer in accordance with this Agreement.

6.	Date of Closing: The closing of the proposed transaction set forth herein shall take place on February 1, 2010, at a time and place fixed by the mutual consent of the parties hereto.
7.	Survival: The representations and warranties of all parties set forth herein will be effective on the date hereof, on the closing date, and shall survive the closing.
8.
Contingency: The parties agree that after the execution of this Agreement, they shall jointly apply for the approval of the Michigan Liquor Control Commission and all local governmental bodies for the transfer of Selling Shareholders’ interest in said liquor license to Buyer. At that time, both parties agree to take, in a diligent and expeditious manner, whatever steps shall be necessary to obtain the transfer of said liquor license from Selling Shareholders to Buyer. Buyer shall pay all fees required in connection with the transfer of said liquor license, including but not limited to inspection fees, Sunday sales fees, fees for other permits (such as, by way of example and not by way of limitation, outdoor service permits) and any other fees for any permits included in such liquor license. Selling Shareholders or Corporation shall pay all fees that may have accrued prior to the Date of Closing, including without limitation, all escrow fees and any licensing fees that accrued prior to the Date of Closing. This Agreement and all transfers contemplated by this Agreement are expressly contingent upon the approval of the transfer of said liquor license to Buyer by the Michigan Liquor Control Commission and the local unit of government (“Governmental Approvals”) in which the license will be operated. If the Governmental Approvals are not obtained on or before the February 1, 2010, the Date of Closing will be extended until such Governmental Approvals are obtained.

9.	Miscellaneous.
a.	Applicable Law. This Agreement shall be governed by the laws of the State of Michigan, excluding any conflict of laws rules.
b.	Assignment. This Agreement and the rights and duties hereunder may not be assigned by either party without the written consent of the other parties to this Agreement.

c.	Benefit. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties.
d.
Alteration. Except as otherwise provided for herein, this Agreement cannot be amended, altered or any of its provisions waived on behalf of either party, except in writing by a duly authorized agent of either party.

e.
Entire Agreement. This Agreement is and shall be deemed the complete and final expression of the agreement between the parties as to matters herein contained and relative thereto, and supersedes all previous agreements between the parties pertaining to such matters. It is clearly understood that no promise or representation not contained herein was an inducement to either party or was relied on by either party in entering into this Agreement.

f.
Performance. Any failure of either party to insist upon strict compliance with any provisions of this Agreement shall not constitute a waiver thereof and all provisions herein shall remain in full force and effect.

g.	Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agreement.
h.	Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which constitute one and the same.
Signature Page to Follow

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed hereto as of the dates written below.
BUYER:
AMC WINGS, INC.

By:	/s/ T. Michael Ansley T. Michael Ansley, President	Dated: February 1, 2010

SELLING SHAREHOLDERS:

By:	/s/ T. Michael Ansley T. Michael Ansley	Dated: February 1, 2010

By:	/s/ Thomas Dwight Ansley Thomas Dwight Ansley	Dated: February 1, 2010

By:	/s/ Steven A. Menker Steven A. Menker	Dated: February 1, 2010

CORPORATION:

ANKER, INC.

By:	/s/ T. Michael Ansley T. Michael Ansley, President	Dated: February 1, 2010

AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT
THIS PURCHASE AGREEMENT is made effective the 1st day of February, 2010 between T. Michael Ansley, Steven A. Menker, Jason T. Curtis and Michael R. Lichocki (collectively, the “Selling Members” and individually, the “Seller” or “Selling Member”), AMC Wings, Inc. (the “Buyer”), and AMC Warren, LLC, a Michigan limited liability company (hereinafter referred to as “Company”).
WITNESSETH:
WHEREAS, Selling Members, Buyer and the Company entered into a Membership Purchase Agreement on October 13, 2009, which is hereby amended and restated in its entirety;
WHEREAS, Buyer desires to purchase from each Seller all of each Seller’s membership interest in the Company upon the terms and conditions set forth herein; and
NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties agree as follows:
1. Purchase of Membership Interest. The Buyer does hereby purchase from each Seller all of the membership interest in the Company owned by each Seller for a purchase price as determined by the following formula: a multiple of two (2) times the average of the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the previous three (3) fiscal years (2007, 2008 and 2009), less long term debt of the Company, multiplied by each Seller’s sharing ratios (“Purchase Price”) as determined as soon as practicable after the end of the 2009 fiscal year. The Purchase Price for the Membership Interests of the Company shall be $549,225.00, or $5,492.25 per 1% Membership Interest. The Purchase Price Per Member shall be as follows:

T. Michael Ansley (55%)	$302,074.00
Steven A. Menker(25%)	$137,306.00
Jason T. Curtis (10%)	$54,923.00
Michael Lichocki (10%)	$54,923.00
2. Payment of Purchase Price. The full purchase price as specified under paragraph 1 of this Agreement shall be paid to each Seller by the Buyer, in the form of a Promissory Note attached as Exhibit A.
3. Transfer of Membership Interest. On the date this Agreement is executed, each Seller shall transfer to the Buyer all right, title and interest in and to all of each Seller’s membership interest in the Company, and the Company shall show such change in ownership on the books of the Company.

1

4. Operating Agreement. With the execution of this Agreement, the Buyer agrees to become a party to the First Amended and Restated Operating Agreement dated August 11, 2005 and enter into by and between the Company and the members of the Company, a copy of which is attached hereto as Exhibit B. Further, Buyer shall execute any and all documents necessary to become a party to said Operating Agreement.
5. Warranty. Each Selling Member warrants that the Selling Member has good and marketable title to the Membership Interest to be transferred, that the Membership Interest represents all of the Selling Member=s membership interest in the Company, that the Membership Interest is fully paid and nonassessable, and that the Membership Interest is free and clear of any liens or encumbrances. Each Selling Member also warrants that there is no agreement to sell, exchange, or transfer the Membership Interest to any individual, partnership, corporation, limited liability company, or other entity, except pursuant to this Agreement. Further, each Selling Member warrants that each Selling Member has no other options, warranties, calls or rights of any character to purchase or acquire any membership interest in the Company and there are no existing options, warrants, calls or commitments of any character which are issued and outstanding which encumber or restrict the Membership Interest being sold pursuant to this Agreement. The Selling Members warrant that there are no other members in the Company and the sale of the Selling Members’ membership interests in the Company to Buyer represents one hundred percent (100%) of the membership interests in the Company.
6. Contingency. The parties agree that after the execution of this Agreement, they shall jointly apply for the approval of the Michigan Liquor Control Commission and all local governmental bodies for the transfer of Selling Members’ interest in said liquor license to Buyer. At that time, both parties agree to take, in a diligent and expeditious manner, whatever steps shall be necessary to obtain the transfer of said liquor license from Selling Members to Buyer. Buyer shall pay all fees required in connection with the transfer of said liquor license, including but not limited to inspection fees, Sunday sales fees, fees for other permits (such as, by way of example and not by way of limitation, outdoor service permits) and any other fees for any permits included in such liquor license. Selling Members or Company shall pay all fees that may have accrued prior to the Date of Closing, including without limitation, all escrow fees and any licensing fees that accrued prior to the Date of Closing. This Agreement and all transfers contemplated by this Agreement are expressly contingent upon the approval of the transfer of said liquor license to Buyer by the Michigan Liquor Control Commission and the local unit of government (“Governmental Approvals”) in which the license will be operated. If the Governmental Approvals are not obtained on or before the February 1, 2010, the Date of Closing will be extended until such Governmental Approvals are obtained.

2

7. Miscellaneous.
(a) Applicable Law. This Agreement shall be governed by the laws of the State of Michigan, excluding any conflict of laws rules.
(b) Assignment. This Agreement and the rights and duties hereunder may not be assigned by either party without the written consent of the other party which shall not be unreasonably withheld.
(c) Benefit. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties.
(d) Alteration. Except as otherwise provided for herein, this Agreement cannot be amended, altered or any of its provisions waived on behalf of either party, except in writing by a duly authorized agent of either party.
(e) Entire Agreement. This Agreement is and shall be deemed the complete and final expression of the agreement between the parties as to matters herein contained and relative thereto, and supersedes all previous agreements between the parties pertaining to such matters. It is clearly understood that no promise or representation not contained herein was an inducement to either party or was relied on by either party in entering into this Agreement.
(f) Performance. Any failure of either party to insist upon strict compliance with any provisions of this Agreement shall not constitute a waiver thereof and all provisions herein shall remain in full force and effect.
(g) Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agreement.
(h) Date of Closing. The Date of Closing shall be February 1, 2010, provided that all Contingencies have been satisfied at a time and place as mutually agreed by the parties.
(i) Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which constitute one and the same.
Signature Page to Follow

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed hereto as of the dates written below.

SELLING MEMBERS:

Dated: February 1, 2010	/s/ T. Michael Ansley T. Michael Ansley

Dated: February 1, 2010	/s/ Steven A. Menker Steven A. Menker

Dated: February 1, 2010	/s/ Jason T. Curtis Jason T. Curtis

Dated: February 1, 2010	/s/ Michael R. Lichocki Michael R. Lichocki

BUYER:

AMC WINGS, INC.

Dated: February 1, 2010	By:	/s/ T. Michael Ansley T. Michael Ansley, President

COMPANY:

AMC WARREN, LLC

Dated: February 1, 2010	By:	/s/ T. Michael Ansley T. Michael Ansley, Manager

4